MUNDOVAL FUND
GLOBAL VALUE INVESTING

START INVESTING:
Call: 858-454-4837

Mundoval Fund Celebrates 8 Years of Value Investing

The Mundoval Fund was launched on September 3, 2004. Eight years later, adhering to our value philosophy of buying good companies at a good price has yielded results for the patient investor. A hypothetical $10,000 investment made on the Fund's launch date is worth close to $15,000* today, as illustrated below:

Performance of a hypothetical investment in Mundoval since inception:



$14,896
Today's Value
$10,000
Initial
Hypothetical
Investment
2004
2005
2006
2007
2008
2009
2010
2011
2012

The Mundoval Fund will continue to adhere to a value oriented investment philosophy by investing in businesses throughout the world that are believed to be selling at less than our estimate of their worth or intrinsic value.

Thank you for your continued support and confidence.

Mundoval Differentiators

Management Team invested in fund alongside clients.

Long-term investment horizon with low turnover of portfolio holdings.

Diversified across both US and international businesses.

Consistent investment approach through market cycles

Mundoval Facts

as of 9/30/12

Ticker: MUNDX
CUSIP: 62613P202
Inception Date: 9/3/2004
Holdings: 29
2011 Turnover: 44%
Net Assets: $14.3 mil
Total Annual Fund Operating Expenses: 1.50%
No sales loads or distribution fees

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before

investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

Sincerely yours,
Arthur Q. Johnson, CFA

*A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $14,896 on 9/30/12. Annualized returns for the fund as of 9/30/12 are: 21.06% for 1 year, 5.69% for 3 years, -1.31% for 5 years, 3.75% for 7 years, and 5.05% since inception. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Past performance does not imply future performance.

Check out the all-new Mundoval.com

Mundoval.com has been totally redesigned to help you stay informed and quickly find:


new
and
improved

- Latest Fund performance
- New and archived Investor Updates
- Forms to open a new account, IRA or rollover

Visit the new www.MUNDOVAL.com for more

Tel: (858) 454-4837
Email: info@mundoval.com